UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 26, 2026

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Texas	001-08675	81-0305822
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4438 W. Lovers Lane, Unit 100, Dallas, TX	75209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 606-4117

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE
Common Stock, $0.01 par value	UAMY	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 26, 2026, the Company issued a press release announcing the completion of a new technical report summary on its Nolan Creek Property located in the State of Alaska. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The information in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 26, 2026, United States Antimony Corporation (the “Company”) provided an operational update on it’s Nolan Creek Project, a mining claim prospective for both antimony and gold, located in northern Alaska, approximately 175 miles north of Fairbanks, Alaska, by making available a Technical Report Summary (“TRS”) titled “Initial Assessment and Estimation of Placer Gold Lode Antimony-Gold Resources, Nolan Creek Area Wiseman District Alaska” for the property, with an original effective date of July 29, 2008 and subsequently amended as of September 15, 2026. The TRS has recently been prepared and completed in accordance with the requirements of subpart 1300 of Regulation S-K.  Both TRS documents were completed by Mr. Thomas K. Bundtzen, President of Pacific Rim Geological Consulting, Inc., who is a “Qualified Person” as such term is defined in subpart 1300 of Regulation S-K. The Nolan Creek Property was acquired by the Company at a public auction on January 30, 2026.

The Nolan Creek Project is directly owned by Great Land Minerals (“GLM”), a wholly-owned subsidiary of the Company.

For a complete description of the Nolan Creek Project, see the TRS, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements reflect management’s current knowledge, assumptions, judgment, and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and you should be aware that actual events or results may differ materially from those contained in the forward- looking statements. Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, those described in the Company’s filings on Form 10-K, Form 10-Q, and Form 8-K with the United States Securities and Exchange Commission.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You should not rely upon any forward-looking statements as predictions of future events. The Company undertakes no obligation to revise or update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof, to reflect new information or the occurrence of unanticipated events, to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, in each case, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Thomas K. Bundtzen, Pacific Rim Geological Consulting, Inc.
99.1	Technical Report Summary on the Nolan Creek Property, Alaska
99.2	Press Release of United States Antimony Corporation, dated October 21, 2026
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Dated:	October 26, 2026	By:	/s/ Shawn Winkler
Shawn Winkler
SVP and Chief Financial Officer